Exhibit 99.1

MICHAELS STORES, INC.
AMENDED AND RESTATED
1997 STOCK OPTION PLAN

     This Michaels Stores, Inc. Amended and Restated 1997 Stock Option Plan (the “Plan”) of Michaels Stores, Inc., a Delaware corporation (the “Company”), sets forth the Michaels Stores, Inc. 1997 Stock Option Plan (which became effective as of July 6, 1997), as amended effective as of July 18, 2003.

     1.     Purpose. The purpose of the Plan is to attract and retain the best available talent and encourage the highest level of performance by executive officers, key employees, directors, advisors and consultants, and to provide them with incentives to put forth maximum efforts for the success of the Company’s business, in order to serve the best interests of the Company and its stockholders. All options granted under the Plan are intended to be nonstatutory stock options.

     2.     Definitions. The following terms, when used in the Plan with initial capital letters, will have the following meanings:

(a) “Act” means the Securities Exchange Act of 1934, as in effect from time to time.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as in effect from time to time.

(d) “Common Stock” means the common stock, par value $.10 per share, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type described in Paragraph 8.

(e) “Date of Grant” means the date specified by the Stock Option Committee or the Board, as applicable, on which a grant of Stock Options will become effective (which date will not be earlier than the date on which such committee or the Board takes action with respect thereto).

(f) “Market Value per Share” means

     (i) if the principal market for the Common Stock is a national securities exchange or The Nasdaq Stock Market, Inc., then the reported closing sale price of the Common Stock on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading (rounded as may be appropriate for administrative convenience);

     (ii) if the closing sale price is not available or if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on The Nasdaq Stock Market, Inc., then the average between the highest bid and lowest asked prices for the Common Stock on such date as reported on the Nasdaq OTC Bulletin Board Service or by the

National Quotation Bureau, Incorporated or a comparable service (rounded as may be appropriate for administrative convenience);

     (iii) if the date is not a business day and, as a result, Paragraphs 2(f)(i) and (2)(f)(ii) above are inapplicable, then the Market Value per Share will be determined as of the immediately preceding business day (rounded as may be appropriate for administrative convenience); and

     (iv) if Paragraphs 2(f)(i) and (2)(f)(ii) above are otherwise inapplicable, then the Market Value per Share will be determined in good faith by the Stock Option Committee.

(g) “Option Price” means the purchase price per share payable on exercise of a Stock Option.

(h) “Participant” means a person who is selected by the Stock Option Committee or the Board, as applicable, to receive Stock Options under Paragraph 5 of the Plan and who is at that time (i) an executive officer or other key employee of the Company or any Subsidiary, (ii) an advisor or consultant to the Company or any Subsidiary, or (iii) a member of the Board.

(i) “Rule 16b-3” means Rule 16b-3 under Section 16 of the Act as such Rule is in effect from time to time.

(j) “Stock Option” means the right to purchase one or more shares of Common Stock upon exercise of an option granted pursuant to Paragraph 5.

(k) “Stock Option Committee” means the 1997 Stock Option Plan Committee, which is a committee of the Board whose members are appointed by the Board from time to time. All of the members of the Stock Option Committee, which may not be less than two, are intended at all times to qualify as “outside directors” within the meaning of Section 162(m) of the Code, and as “Non-Employee Directors” within the meaning of Rule 16b-3; provided, however, that the failure of a member of such committee to so qualify will not be deemed to invalidate any Stock Option granted by such committee.

(l) “Subsidiary” means any corporation, partnership, joint venture or other entity in which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power or equity interests represented by all classes of stock issued by such corporation, partnership, joint venture or other entity.

     3.     Shares Available Under Plan. The shares of Common Stock which may be issued under the Plan will not exceed in the aggregate 16,375,714 shares (which number has been adjusted, in accordance with the terms of the Plan, for (i) the two-for-one stock split in the form of a stock dividend issued to stockholders of record of the Company on November 12, 2001 pursuant to Paragraph 8, and (ii) the effects of adjustments pursuant to Paragraph 3(b) from June 6, 1997 through May 3, 2003), subject to adjustment as provided in this Paragraph 3. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(a) Any shares of Common Stock which are subject to Stock Options that are terminated unexercised, forfeited or surrendered, or that expire for any reason, will again be available for issuance under the Plan. For purposes of the Plan, the term “surrendered” shall be construed to include Stock Options (or portions thereof) exercisable for shares of Common Stock that an optionee authorizes the Company to withhold in connection with the exercise of a Stock Option (or a portion thereof) in accordance with Paragraph 7 to pay the Option Price or in accordance with Paragraph 9 to satisfy a tax withholding obligation.

(b) If, as of the close of business on the last day of each fiscal quarter of the Company following the effective date of the Plan, the sum of (i) the total number of shares of Common Stock previously issued upon the exercise of Stock Options, (ii) the total number of shares of Common Stock then subject to outstanding Stock Options, and (iii) the total number of shares of Common Stock then remaining available for future Stock Option grants under the Plan (such sum being the “Plan Shares”) is less than 20% of the total number of shares of Common Stock then outstanding computed on a fully diluted basis (such total number being the “Outstanding Shares”), the number of shares of Common Stock available for issuance under the Plan will be increased (but not decreased) so that the number of Plan Shares will be equal to 20% of the number of Outstanding Shares. For purposes of the foregoing adjustment, all outstanding Stock Options and stock options granted under other Company plans will be treated as fully exercised in computing the number of outstanding shares of Common Stock on a fully diluted basis, without regard to whether such stock options are then fully exercisable.

(c) The shares available for issuance under the Plan also will be subject to adjustment as provided in Paragraph 8.

     4.     Individual Limitation on Stock Options. The maximum aggregate number of shares of Common Stock with respect to which Stock Options may be granted to any Participant during any single calendar year will not exceed 1,500,000 shares.

     5.     Grants of Stock Options. The Stock Option Committee or the Board may from time to time authorize grants to any Participant of Stock Options upon such terms and conditions as such committee or the Board, as applicable, may determine in accordance with the provisions set forth below.

(a) Each grant will specify the number of shares of Common Stock to which it pertains.

(b) Each grant will specify the Option Price, which will not be less than 100% of the Market Value per Share on the Date of Grant.

(c) Successive grants may be made to the same Participant whether or not any Stock Options previously granted to such Participant remain unexercised.

(d) Each grant will specify the required period or periods (if any) of continuous service by the Participant with the Company or any Subsidiary and/or any other conditions to be satisfied before the Stock Options or installments thereof will become exercisable, and any grant may provide, or may be amended to provide, for the earlier exercise of the Stock Options in the event of a change in control of the Company (as defined in the stock option agreement evidencing such grant or in any agreement referred to in such stock option agreement) or in the event of any other similar transaction or event.

(e) Each Stock Option granted pursuant to this Paragraph 5 may be made subject to such transfer restrictions as the Stock Option Committee or the Board, as applicable, may determine.

(f) Each grant will be evidenced by a stock option agreement executed on behalf of the Company by the Chief Executive Officer (or another officer designated by the Stock Option Committee or the Board, as applicable) and delivered to the Participant and containing such further terms and provisions, consistent with the Plan, as such committee or the Board, as applicable, may approve.

     6.     Payment. The Option Price will be payable (i) in cash or by check acceptable to the Company, (ii) by the transfer to the Company of shares of Common Stock, having an aggregate Market Value per Share on the business day immediately preceding the date of exercise equal to the aggregate Option Price, that are owned by the optionee and, unless otherwise determined by the Stock Option Committee or the Board, either (A) were acquired from a person other than the Company or (B) have been held by the optionee for at least six months, (iii) by deferred payment from the proceeds of sale through a bank or broker of some or all of the shares of Common Stock to which such exercise relates, (iv) by authorizing the Company to withhold a number of shares of Common Stock otherwise issuable to the optionee, having an aggregate Market Value per Share on the business day immediately preceding the date of exercise equal to the aggregate Option Price (provided that, unless otherwise determined by the Stock Option Committee or the Board, the optionee must attest that the optionee owns on the date of exercise such number of shares and that the shares either (A) were acquired from a person other than the Company or (B) have been held by the optionee for at least six months), (v) in any other form of valid consideration acceptable to the Stock Option Committee or the Board, or (vi) by a combination of such methods of payment; provided, however, that the payment methods described in clauses (ii), (iii) and (iv) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock.

     7.     Deferred Delivery Election. If an optionee who participates in the Michaels Stores, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) elects to defer delivery of the shares of Common Stock to be acquired upon exercise of a Stock Option (or a portion thereof) or any other stock option (or a portion thereof) granted under another Company plan, the date of the issuance and delivery of such shares shall be the date elected by the optionee under the Deferred Compensation Plan, but for all purposes under the Plan, including but not limited to Paragraph 3(b), such shares shall be deemed to have been issued and delivered on the date of exercise of the Stock Option (or a portion thereof) or stock option (or a portion thereof) granted under another Company plan. An election by an optionee to participate in the Deferred Compensation Plan with respect to exercise of a Stock Option (or a portion thereof) requires compliance with the terms and conditions of the Stock Option Deferred Delivery Plan, including Option Price payment provisions that may be more restrictive than provided in Paragraph 5 of the Plan.

     8.     Adjustments. The Stock Option Committee or the Board may make or provide for such adjustments in the maximum number of shares specified in Paragraph 3, in the number of shares of Common Stock covered by outstanding Stock Options granted hereunder, in the Option Price applicable to any such Stock Options, and/or in the kind of shares covered thereby (including shares of another issuer), as such committee or the Board, as applicable, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event the Stock Option Committee shall disagree with the Board with respect to the foregoing adjustments, the Board’s determination will be final and conclusive. Any fractional shares resulting from the foregoing adjustments will be eliminated.

     9.     Withholding of Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any benefit realized by an optionee under the Plan, or is requested by an optionee to withhold additional amounts with respect to such taxes, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the realization of such benefit that the optionee make arrangements satisfactory to the Company for payment of the balance of such taxes required or requested to be withheld. In addition, an optionee may elect to have a tax withholding obligation of the Company in connection with the exercise of a Stock Option (or a portion thereof) with respect to which an election to participate in the Deferred Compensation Plan has not been made, in an amount not greater than the minimum tax withholding obligation associated with such exercise, satisfied with shares of Common Stock (having an aggregate Market Value per Share on the business day immediately preceding the date of exercise equal to the amount of the tax withholding obligation or part thereof that the optionee elected to have so satisfied) that would otherwise be transferred to the optionee on exercise of the Stock Option (or a portion thereof).

     10.     Administration of the Plan.

(a) The Plan will be administered by the Stock Option Committee and the Board. For purposes of any action taken by the Stock Option Committee or the Board, whichever is applicable, a majority of the members will constitute a quorum, and the action of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the Stock Option Committee or the Board.

(b) The Stock Option Committee and the Board have the full authority and discretion to administer the Plan and to take any action that is necessary or advisable in connection with the administration of the Plan, including without limitation the authority and discretion to interpret and construe any provision of the Plan or of any agreement, notification or document evidencing the grant of a Stock Option. The interpretation and construction by the Stock Option Committee or the Board, as applicable, of any such provision and any determination by the Stock Option Committee or the Board pursuant to any provision of the Plan or of any such agreement, notification or document will be final and conclusive; provided, that in the event the Stock Option Committee shall disagree with the Board with respect to such interpretation, construction or determination, the Board’s determination will be final and conclusive. No member of the Stock Option Committee or the Board will be liable for any such action or determination made in good faith.

(c) Notwithstanding any provision of the Plan to the contrary, the Stock Option Committee will have the exclusive authority and discretion to take any action required or permitted to be taken under the provisions of Paragraph 8, Paragraph 10(a), Paragraph 10(b),

Paragraph 11(a) and Paragraph 11(b) with respect to Stock Options granted under the Plan that are intended to comply with the requirements of Section 162(m) of the Code.

     11.     Amendments, Etc.

(a) The Stock Option Committee or the Board, as applicable, may, without the consent of the optionee, amend any agreement evidencing a Stock Option granted under the Plan, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the expiration date of the Stock Option, to waive any other condition or restriction applicable to such Stock Option or to the exercise of such Stock Option, to reduce the exercise price of such Stock Option, to amend the definition of a change in control of the Company (if such a definition is contained in such agreement) to expand the events that would result in a change in control of the Company and to add a change in control provision to such agreement (if such provision is not contained in such agreement) and may amend any such agreement in any other respect with the consent of the optionee.

(b) The Plan may be amended from time to time by the Board or any duly authorized committee thereof. In the event any law, or any rule or regulation issued or promulgated by the Internal Revenue Service, the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., any stock exchange upon which the Common Stock is listed for trading, or any other governmental or quasi-governmental agency having jurisdiction over the Company, the Common Stock or the Plan, requires the Plan to be amended, or in the event Rule 16b-3 is amended or supplemented (e.g., by addition of alternative rules) or any of the rules under Section 16 of the Act are amended or supplemented, in either event to permit the Company to remove or lessen any restrictions on or with respect to Stock Options, the Stock Option Committee and the Board each reserves the right to amend the Plan to the extent of any such requirement, amendment or supplement, and all Stock Options then outstanding will be subject to such amendment.

(c) The Plan may be terminated at any time by action of the Board. The termination of the Plan will not adversely affect the terms of any outstanding Stock Option.

(d) The Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate a Participant’s employment or other service at any time.

     12.     Termination. No grant shall be made under the Plan after June 6, 2007, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of the Plan.

MICHAELS STORES, INC.

By:	/s/ R. Michael Rouleau

R. Michael Rouleau President and Chief Executive Officer

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